UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 10/31

Date of reporting period: 4/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
April 30, 2018

Templeton Foreign Smaller Companies Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended April 30, 2018, global markets were aided by price gains in commodities, generally upbeat regional economic data, the passage of US tax reforms and encouraging corporate earnings reports. However, investor sentiment was dampened by tensions surrounding North Korea, the pace of central bankers’ monetary policy tightening amid an improving economic outlook, escalating US-China trade conflict, and concerns about consumer data privacy that triggered a sell-off in technology stocks. In this environment, foreign developed and emerging market small cap stocks, as measured by the MSCI All Country World Index ex USA Small Cap Index, generated moderate returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Smaller Companies Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, shareholders approved the reorganization of Templeton Foreign Smaller Companies Fund into Templeton Global Smaller Companies Fund. The transaction was completed on June 1, 2018, and shares of Templeton Foreign Smaller Companies Fund share classes A, C, R6 and Advisor were exchanged for shares in Templeton Global Smaller Companies Fund share classes A, C, R6 and Advisor, respectively.

Thank you for your trust and participation in Templeton Foreign Smaller Companies Fund. It has been our privilege to serve you.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Foreign Smaller Companies Fund

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2018. The reorganization of Templeton Foreign Smaller Companies Fund into Templeton Global Smaller Companies Fund, as approved by shareholders, was completed on June 1, 2018. Shares of Templeton Foreign Smaller Companies Fund share classes A, C, R6 and Advisor were exchanged for shares in Templeton Global Smaller Companies Fund share classes A, C, R6 and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the US, including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +3.66% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the US, generated a +5.62% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review. In this environment, global developed and emerging market stocks reached a new all-time high in January

Geographic Composition

Based on Total Net Assets as of 4/30/18

2018 and generated a +3.83% total return for the period, as measured by the MSCI ACWI.1 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the passage of the US tax reform bill and encouraging corporate earnings reports.

However, global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly the US, would lead central banks to increase interest rates sooner than expected. Global markets were further pressured by the Trump administration’s protectionist trade policies, escalating trade tensions between the US and China, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Stocks rebounded near period-end, however, amid the prospects for trade negotiations between the US and China, easing tensions in the Korean peninsula and encouraging first-quarter 2018 earnings reports from many companies.

The US economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, residential fixed income investment,

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

exports, and state and local government spending. The unemployment rate declined from 4.1% in October 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017 to 2.5% at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate in December 2017 and March 2018. At its March 2018 meeting, the Fed raised its forecast for US economic growth in 2018 and 2019, while maintaining its projection of three rate increases in 2018. However, the Fed’s rate projections indicated the number of rate hikes would increase in 2019 and 2020.

In Europe, the UK’s economic growth moderated in 2018’s first quarter over the previous quarter due to a decline in construction output and a slower rate of growth in manufacturing. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s growth moderated in 2018’s first quarter over the previous quarter. The bloc’s annual inflation rate ended the period lower than in October 2017. The European Central Bank kept its benchmark interest rate unchanged during the period.

In Asia, Japan’s quarterly gross domestic product (GDP) growth slowed in 2017’s fourth quarter compared to the third quarter, as contractions in private residential investment offset a recovery in private consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s fourth quarter, although at a slower pace compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s annual GDP grew in 2017’s fourth quarter compared to the prior year period, amid the Bank of Russia’s continued policy support. China’s GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow

Top 10 Sectors/Industries

4/30/18

% of Total Net Assets
Machinery	10.9%
Leisure Products	7.4%
Textiles, Apparel & Luxury Goods	7.5%
Electronic Equipment, Instruments & Components	5.4%
Capital Markets	4.6%
Food Products	4.2%
Banks	3.8%
Metals & Mining	3.6%
Real Estate Management & Development	3.3%
Personal Products	2.9%

potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Several holdings performed well during the period under review. Kobayashi Pharmaceutical is a Japanese pharmaceutical and household products company that we believe is structurally well-positioned for continued organic domestic growth and high global demand for its products. New skincare and household products have seen strong growth internationally, benefiting from consumer perceptions that Kobayashi produces higher quality products than those of its competitors. The company has also benefited from growing tourist spending in Japan. We believe a shift to higher margin consumer products and higher capacity utilization due to new product launches could spur continued margin expansion. Our positive view of the company is also based on what we believe to be its strong balance sheet, growth drivers and favorable shareholder policies.

Capcom is a small-capitalization game software developer based in Japan. The company’s main earnings drivers are sales of packaged games, downloadable games for consoles, PC games and mobile games. Capcom has continued to develop popular game franchises such as “Monster Hunter: World,” a major hit in the US, Japan and Europe. Management plans to actively seek partnerships in mobile to leverage its intellectual property, a key component of our investment thesis.

Italy-based Technogym is the world’s second-largest gym equipment manufacturer. The company has a significant global market share, and recent efforts to expand revenue in the US

2. Source: US Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

looked promising to us. Technogym has built its brand on robust research and technological capabilities, innovative design and a wide product range. The company has experienced strong organic growth, and we believe its pricing power and ongoing focus on efficiencies could lead to continued high margins and free cash flow generation.

Top 10 Holdings

4/30/18

Company Sector/Industry, Country	% of Total Net Assets
Dewan Housing Finance Corp. Ltd. Thrifts & Mortgage Finance, India	2.1%
Tsumura & Co. Pharmaceuticals, Japan	2.0%
The Thule Group AB Leisure Products, Sweden	2.0%
Technogym SpA Leisure Products, Italy	1.9%
Amer Sports OYJ Leisure Products, Finland	1.9%
Kobayashi Pharmaceutical Co. Ltd. Personal Products, Japan	1.8%
Huhtamaki OYJ Containers & Packaging, Finland	1.8%
Interpump Group SpA Machinery, Italy	1.7%
Gerresheimer AG Life Sciences Tools & Services, Germany	1.6%
Bucher Industries AG Machinery, Switzerland	1.6%

The Fund also had some detractors in the period under review. Shares of Belgian hygiene products firm Ontex declined after management forecast low single-digit sales growth in what it called “broadly flat” hygiene markets and said measures were being taken to restore profitability in its Brazilian business. This setback cast doubts on Ontex’s progress and strategy, and resulted in a handful of downgrades from Wall Street analysts. However, we believe Ontex’s corporate strategy and market opportunities are appropriate for the company’s goal of improving and fortifying its growth profile. We believe the past quarter’s disappointments are temporary setbacks, and that current valuations understate the company’s long-term business prospects.

China ZhengTong Auto Services is a car dealer in China focusing on premium brands. ZhengTong has achieved, in our opinion, a competitive advantage by nurturing strong relationships with key luxury automobile suppliers such as BMW, MINI, Audi and Porsche. Although the company experienced disappointing short-term performance, we believe the continued expansion of the Chinese middle and upper classes, which has made personal car ownership plausible for the majority of the population, provides a long-term growth driver for ZhengTong.

Tripod is a leading Taiwanese printed circuit board (PCB) manufacturer. We believe stronger growth from the automobile industry, which offers higher margins, could lead to an overall upward margin trend. Besides increasing content value and its share gain in traditional auto PCBs, we believe additional PCBs used in electric vehicles could create a new long-term opportunity for the company. In our opinion, the market has underestimated Tripod’s improving margin trend, which is being driven by what we believe to be an improving product mix in the coming years.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2018, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Thank you for your participation in Templeton Foreign Smaller Companies Fund. It has been a pleasure serving your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Harlan B. Hodes, CPA
David Tuttle, CFA
Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of April 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A 6-Month	+3.66%	-2.31%

1-Year	+17.63%	+10.87%

5-Year	+35.20%	+4.96%

10-Year	+51.02%	+3.60%

Advisor 6-Month	+3.72%	+3.72%

1-Year	+17.85%	+17.85%

5-Year	+36.78%	+6.46%

10-Year	+54.79%	+4.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.3732
C	$0.2341
R6	$0.4626
Advisor	$0.4221

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.71%	1.73%

Advisor	1.48%	1.50%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surround regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,036.60	$ 8.58	$1,016.36	$ 8.50	1.70%
C	$1,000	$1,032.30	$12.50	$1,012.50	$12.37	2.48%
R6	$1,000	$1,037.80	$ 6.77	$1,018.15	$ 6.71	1.34%
Advisor	$1,000	$1,037.20	$ 7.48	$1,017.46	$ 7.40	1.48%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Foreign Smaller Companies Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,

		2017	2016	2015		2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.30	$16.07	$16.41	$16.31		$18.02	$14.39

Income from investment operations[a]:

Net investment income[b]	0.03	0.06	0.09	0.16	[c]	0.05 [d]	0.13

Net realized and unrealized gains (losses)	0.68	4.41	(0.21)	0.16		(1.50)	3.77

Total from investment operations	0.71	4.47	(0.12)	0.32		(1.45)	3.90

Less distributions from net investment income	(0.37)	(0.24)	(0.22)	(0.22)		(0.26)	(0.27)

Net asset value, end of period	$20.64	$20.30	$16.07	$16.41		$16.31	$18.02

Total return[e]	3.66%	28.24%	(0.62)%	2.03%		(8.11)%	27.43%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.71%	1.90%	1.86%	1.80%		1.67%	1.65%

Expenses net of waiver and payments by affiliates and expense reduction	1.70%	1.88%	1.86% [g]	1.80%		1.67%	1.65%[h]

Net investment income	0.33%	0.36%	0.55%	0.95%	[c]	0.30% [d]	0.83%

Supplemental data

Net assets, end of period (000’s)	$63,174	$64,886	$61,060	$79,101		$94,088	$131,844

Portfolio turnover rate	16.77%	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.44%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,

		2017	2016	2015		2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.46	$15.43	$15.75	$15.65		$17.31	$13.83

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.07)	(0.03)	0.03	[c]	(0.08)[d]	0.01

Net realized and unrealized gains (losses)	0.67	4.23	(0.20)	0.16		(1.44)	3.63

Total from investment operations	0.62	4.16	(0.23)	0.19		(1.52)	3.64

Less distributions from net investment income	(0.23)	(0.13)	(0.09)	(0.09)		(0.14)	(0.16)

Net asset value, end of period	$19.85	$19.46	$15.43	$15.75		$15.65	$17.31

Total return[e]	3.23%	27.27%	(1.36)%	1.26%		(8.82)%	26.58%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	2.49%	2.67%	2.62%	2.55%		2.42%	2.40%

Expenses net of waiver and payments by affiliates and expense reduction	2.48%	2.65%	2.62% [g]	2.55%		2.42%	2.40%[h]

Net investment income (loss)	(0.45)%	(0.41)%	(0.21)%	0.20%	[c]	(0.45)% [d]	0.08%

Supplemental data

Net assets, end of period (000’s)	$8,541	$8,849	$8,360	$10,415		$13,040	$16,027

Portfolio turnover rate	16.77%	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
		2017	2016	2015		2014	2013[a]

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.47	$16.06	$16.41	$16.34		$18.03	$16.53

Income from investment operations[b]:

Net investment income[c]	0.08	0.14	0.19	0.25	[d]	0.15 [e]	0.16

Net realized and unrealized gains (losses)	0.68	4.43	(0.23)	0.16		(1.51)	1.34

Total from investment operations	0.76	4.57	(0.04)	0.41		(1.36)	1.50

Less distributions from net investment income	(0.46)	(0.16)	(0.31)	(0.34)		(0.33)	—

Net asset value, end of period	$20.77	$20.47	$16.06	$16.41		$16.34	$18.03

Total return[f]	3.78%	28.84%	(0.10)%	2.60%		(7.64)%	9.07%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	1.68%	8.07%	1.37%	1.30%		1.11%	2.55%

Expenses net of waiver and payments by affiliates and expense reduction	1.34%	1.42%	1.34%	1.29%		1.10%	1.12%[h]

Net investment income	0.69%	0.82%	1.07%	1.46%	[d]	0.87% [e]	1.36%

Supplemental data

Net assets, end of period (000’s)	$9	$6	$5	$844		$835	$5

Portfolio turnover rate	16.77%	21.79%	28.19%	55.78%		38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,

		2017	2016	2015		2014	2013

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.26	$16.04	$16.39	$16.30		$18.00	$14.38

Income from investment operations[a]:

Net investment income[b]	0.05	0.11	0.12	0.20	[c]	0.10 [d]	0.18

Net realized and unrealized gains (losses)	0.69	4.38	(0.21)	0.17		(1.50)	3.75

Total from investment operations	0.74	4.49	(0.09)	0.37		(1.40)	3.93

Less distributions from net investment income	(0.42)	(0.27)	(0.26)	(0.28)		(0.30)	(0.31)

Net asset value, end of period	$20.58	$20.26	$16.04	$16.39		$16.30	$18.00

Total return[e]	3.72%	28.56%	(0.40)%	2.33%		(7.90)%	27.79%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.49%	1.67%	1.62%	1.56%		1.42%	1.40%

Expenses net of waiver and payments by affiliates and expense reduction	1.48%	1.65%	1.62% [g]	1.56%		1.42%	1.40%	[h]

Net investment income	0.55%	0.59%	0.79%	1.19%	[c]	0.55% [d]	1.08%

Supplemental data

Net assets, end of period (000’s)	$27,942	$28,809	$24,000	$33,064		$40,153	$40,832

Portfolio turnover rate	16.77%	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, April 30, 2018 (unaudited)

Templeton Foreign Smaller Companies Fund

	Industry	Shares	Value
Common Stocks 93.9%
Belgium 1.1%
Ontex Group NV	Personal Products	42,383	$1,089,372

Brazil 3.0%
Camil Alimentos SA	Food Products	547,900	1,266,550
Grendene SA	Textiles, Apparel & Luxury Goods	124,600	971,837
M. Dias Branco SA	Food Products	57,300	719,520

			2,957,907

Canada 6.6%
Alamos Gold Inc., A	Metals & Mining	104,900	566,460
[a] Badger Daylighting Ltd.	Construction & Engineering	62,000	1,194,779
Canaccord Genuity Group Inc.	Capital Markets	192,600	910,997
[b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	9,700	360,245
Canadian Western Bank	Banks	47,812	1,269,348
Mullen Group Ltd.	Energy Equipment & Services	73,400	832,206
The North West Co. Inc.	Food & Staples Retailing	9,400	202,239
Russel Metals Inc.	Trading Companies & Distributors	22,500	511,611
Shawcor Ltd.	Energy Equipment & Services	39,800	770,383

			6,618,268

China 5.4%
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	1,054,000	863,483
Goodbaby International Holdings Ltd.	Household Products	1,842,000	1,173,443
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	1,262,000	837,721
Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	24,960	550,617
Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	112,100	735,555
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,014,000	1,175,242

			5,336,061

Colombia 0.9%
[b] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	272,400	897,882

Denmark 0.7%
[b] Nilfisk Holding AS	Machinery	14,887	729,116

Finland 4.3%
Amer Sports OYJ	Leisure Products	62,107	1,905,405
Huhtamaki OYJ	Containers & Packaging	44,940	1,836,861
[b] Outotec OYJ	Machinery	63,770	582,768

			4,325,034

Germany 8.7%
Gerresheimer AG	Life Sciences Tools & Services	20,005	1,633,421
Grand City Properties SA	Real Estate Management & Development	53,165	1,284,307
Jenoptik AG	Electronic Equipment, Instruments & Components	41,059	1,497,712
Rational AG	Machinery	2,368	1,485,868
Stabilus SA	Machinery	14,704	1,324,913
[b] zooplus AG	Internet & Direct Marketing Retail	7,008	1,455,913

			8,682,134

Hong Kong 4.9%
PAX Global Technology Ltd.	Electronic Equipment, Instruments & Components	1,630,000	743,486
Techtronic Industries Co. Ltd.	Household Durables	259,790	1,535,828
Value Partners Group Ltd.	Capital Markets	1,417,700	1,354,715

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
VTech Holdings Ltd.	Communications Equipment	98,500	$1,206,668

			4,840,697

India 2.1%
Dewan Housing Finance Corp. Ltd.	Thrifts & Mortgage Finance	219,397	2,116,062

Indonesia 0.8%
[b,c] Sakari Resources Ltd.	Metals & Mining	1,342,000	835,095

Italy 5.3%
Azimut Holding SpA	Capital Markets	47,782	1,005,946
Interpump Group SpA	Machinery	53,432	1,702,508
Technogym SpA	Leisure Products	156,734	1,910,149
[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	8,868	685,518

			5,304,121

Japan 22.1%
Anicom Holdings Inc.	Insurance	41,900	1,379,992
Asics Corp.	Textiles, Apparel & Luxury Goods	83,200	1,577,150
Bunka Shutter Co. Ltd.	Building Products	102,100	1,016,283
Capcom Co. Ltd.	Software	43,200	831,157
Daibiru Corp.	Real Estate Management & Development	79,800	952,738
Descente Ltd.	Textiles, Apparel & Luxury Goods	58,900	996,351
Dowa Holdings Co. Ltd.	Metals & Mining	35,900	1,356,452
Fuji Oil Holdings Inc.	Food Products	42,900	1,379,566
Idec Corp.	Electrical Equipment	28,700	662,197
IDOM Inc.	Specialty Retail	149,100	1,080,346
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	21,758	1,837,302
MEITEC Corp.	Professional Services	25,800	1,418,581
Morita Holdings Corp.	Machinery	40,300	791,953
N Field Co. Ltd.	Health Care Providers & Services	48,400	912,606
Nihon Parkerizing Co. Ltd.	Chemicals	52,900	839,682
Square Enix Holdings Co. Ltd.	Software	7,100	296,199
Sumitomo Rubber Industries Ltd.	Auto Components	58,100	1,040,224
TechnoPro Holdings Inc.	Professional Services	20,100	1,169,535
Tsumura & Co.	Pharmaceuticals	55,400	2,017,218
Ushio Inc.	Electrical Equipment	30,500	430,831
Zojirushi Corp.	Household Durables	2,400	32,320

			22,018,683

Netherlands 2.0%
Aalberts Industries NV	Machinery	8,656	426,988
Arcadis NV	Construction & Engineering	64,792	1,278,752
Beter Bed Holding NV	Specialty Retail	27,899	280,703

			1,986,443

Norway 0.7%
XXL ASA	Specialty Retail	77,646	676,261

Philippines 0.5%
Vista Land & Lifescapes Inc.	Real Estate Management & Development	4,338,800	545,034

Poland 1.1%
CCC SA	Textiles, Apparel & Luxury Goods	14,348	1,058,999

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Korea 3.8%
BNK Financial Group Inc.	Banks	106,400	$1,032,712
DGB Financial Group Inc.	Banks	134,573	1,500,096
[b] Hyundai Mipo Dockyard Co. Ltd.	Machinery	9,972	825,942
Korea Investment Holdings Co. Ltd.	Capital Markets	5,350	450,725

			3,809,475

Spain 1.5%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	30,312	1,457,171

Sweden 4.2%
Cloetta AB, B	Food Products	208,251	748,390
Granges AB	Metals & Mining	56,786	798,879
Tethys Oil AB	Oil, Gas & Consumable Fuels	75,650	679,224
[d] The Thule Group AB, Reg S	Leisure Products	83,500	1,940,639

			4,167,132

Switzerland 3.8%
Bucher Industries AG	Machinery	4,316	1,593,533
Logitech International SA	Technology Hardware, Storage & Peripherals	21,990	814,070
Tecan Group AG	Life Sciences Tools & Services	2,917	644,787
Vontobel Holding AG	Capital Markets	11,833	783,492

			3,835,882

Taiwan 5.7%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	521,517	1,288,044
Giant Manufacturing Co. Ltd.	Leisure Products	201,000	1,027,448
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	1,444,800	1,433,198
Merida Industry Co. Ltd.	Leisure Products	144,000	643,768
Tripod Technology Corp.	Electronic Equipment, Instruments
	& Components	425,000	1,289,139

			5,681,597

Thailand 0.5%
L.P.N. Development PCL, fgn	Real Estate Management & Development	1,507,500	476,624

United Kingdom 4.2%
Bellway PLC	Household Durables	10,545	481,429
Bovis Homes Group PLC	Household Durables	36,195	615,690
Just Group PLC	Insurance	451,183	877,119
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	95,267	1,188,342
SIG PLC	Trading Companies & Distributors	530,149	1,043,040

			4,205,620

Total Common Stocks (Cost $70,839,315)			93,650,670

Management Investment Companies (Cost $1,045,104) 1.1%
United States 1.1%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	16,700	1,095,854

Preferred Stocks (Cost $364,442) 0.6%
Brazil 0.6%
[e] Alpargatas SA, 3.591%, pfd	Textiles, Apparel & Luxury Goods	128,100	570,674

Total Investments before Short Term Investments (Cost $72,248,861)			95,317,198

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)
	Principal Amount	Value
Short Term Investments 5.8%

U.S. Government and Agency Securities (Cost $3,999,824) 4.0%
United States 4.0%
[f] FHLB, 5/01/18	$4,000,000	$4,000,000

	Shares
[g] Investments from Cash Collateral Received for Loaned
Securities (Cost $1,772,795) 1.8%
Money Market Funds 1.8%
United States 1.8%
[h,i] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	1,772,795	1,772,795

Total Investments (Cost $78,021,480) 101.4%		101,089,993
Other Assets, less Liabilities (1.4)%		(1,423,586)

Net Assets 100.0%		$99,666,407

See Abbreviations on page 30.

aA portion or all of the security is on loan at April 30, 2018. See Note 1(c).

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the value of this security was $1,940,639, representing 1.9% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fThe security was issued on a discount basis with no stated coupon rate.

gSee Note 1(c) regarding securities on loan.

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day effective yield at period end.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

April 30, 2018 (unaudited)

Templeton Foreign Smaller Companies Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$76,248,685
Cost - Non-controlled affiliates (Note 3f)	1,772,795

Value - Unaffiliated issuers	$99,317,198
Value - Non-controlled affiliates (Note 3f)	1,772,795
Cash	133,216
Foreign currency, at value (cost $15,152)	15,152
Receivables:
Investment securities sold	154,278
Capital shares sold	24,556
Dividends	407,103
European Union tax reclaims	283,753
Other assets	87

Total assets	102,108,138

Liabilities:
Payables:
Investment securities purchased	277,460
Capital shares redeemed	60,234
Management fees	81,755
Distribution fees	18,688
Transfer agent fees	45,997
Payable upon return of securities loaned	1,772,795
Deferred tax	1,639
Accrued expenses and other liabilities	183,163

Total liabilities	2,441,731

Net assets, at value	$99,666,407

Net assets consist of:
Paid-in capital	$71,694,873
Distributions in excess of net investment income	(1,256,456)
Net unrealized appreciation (depreciation)	23,032,173
Accumulated net realized gain (loss)	6,195,817

Net assets, at value	$99,666,407

+Includes securities loaned	$1,717,614

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

Templeton Foreign Smaller Companies Fund

Class A:
Net assets, at value	$63,173,799
Shares outstanding	3,060,218
Net asset value per share[a]	$20.64
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.90
Class C:
Net assets, at value	$8,541,314
Shares outstanding	430,356
Net asset value and maximum offering price per share[a]	$19.85
Class R6:
Net assets, at value	$8,910
Shares outstanding	429
Net asset value and maximum offering price per share	$20.77
Advisor Class:
Net assets, at value	$27,942,384
Shares outstanding	1,357,775
Net asset value and maximum offering price per share	$20.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended April 30, 2018 (unaudited)

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$918,218
Interest:
Unaffiliated issuers	26,184
Income from securities loaned (net of fees and rebates)	82,688

Total investment income	1,027,090

Expenses:
Management fees (Note 3a)	504,698
Distribution fees: (Note 3c)
Class A	69,906
Class C	43,723
Transfer agent fees: (Note 3e)
Class A	51,820
Class C	7,086
Class R6	12
Advisor Class	23,090
Custodian fees (Note 4)	7,575
Reports to shareholders	15,362
Registration and filing fees	33,631
Professional fees	79,681
Trustees’ fees and expenses	2,513
Other	47,597

Total expenses	886,694
Expenses waived/paid by affiliates (Note 3f and 3g)	(3,328)

Net expenses	883,366

Net investment income	143,724

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,544,937
Foreign currency transactions	(21,704)

Net realized gain (loss)	6,523,233

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,982,760)
Translation of other assets and liabilities denominated in foreign currencies	(30,377)
Change in deferred taxes on unrealized appreciation	23,874

Net change in unrealized appreciation (depreciation)	(2,989,263)

Net realized and unrealized gain (loss)	3,533,970

Net increase (decrease) in net assets resulting from operations	$3,677,694

*Foreign taxes withheld on dividends	$113,587

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$143,724	$330,800
Net realized gain (loss)	6,523,233	5,449,680
Net change in unrealized appreciation (depreciation)	(2,989,263)	17,615,455

Net increase (decrease) in net assets resulting from operations	3,677,694	23,395,935

Distributions to shareholders from:
Net investment income:
Class A	(1,166,489)	(876,462)
Class C	(104,262)	(69,479)
Class R6	(145)	(50)
Advisor Class	(601,122)	(368,212)

Total distributions to shareholders	(1,872,018)	(1,314,203)

Capital share transactions: (Note 2)
Class A	(2,846,084)	(10,404,204)
Class C	(488,404)	(1,436,755)
Class R6	2,421	—
Advisor Class	(1,358,080)	(1,114,609)

Total capital share transactions	(4,690,147)	(12,955,568)

Net increase (decrease) in net assets	(2,884,471)	9,126,164
Net assets:
Beginning of period	102,550,878	93,424,714

End of period	$99,666,407	$102,550,878

Undistributed net investment income included in net assets:
End of period	$—	$471,838

Distributions in excess of net investment income included in net assets:
End of period	$(1,256,456)	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At April 30, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	59,458	$1,221,460	255,669	$4,553,058
Shares issued in reinvestment of distributions	56,271	1,133,865	55,486	848,937
Shares redeemed	(252,526)	(5,201,409)	(914,167)	(15,806,199)

Net increase (decrease)	(136,797)	$(2,846,084)	(603,012)	$(10,404,204)

Class C Shares:
Shares sold	34,572	$686,393	79,924	$1,393,563
Shares issued in reinvestment of distributions	5,325	103,457	4,581	67,656
Shares redeemed	(64,193)	(1,278,254)	(171,673)	(2,897,974)

Net increase (decrease)	(24,296)	$(488,404)	(87,168)	$(1,436,755)

Class R6 Shares:

Shares sold	116	$2,421

Advisor Class Shares:
Shares sold	179,137	$3,687,182	476,752	$8,380,659
Shares issued in reinvestment of distributions	28,921	580,440	23,464	357,833
Shares redeemed	(272,219)	(5,625,702)	(574,741)	(9,853,101)

Net increase (decrease)	(64,161)	$(1,358,080)	(74,525)	$(1,114,609)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Subadvisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

For the period ended April 30, 2018, the annualized gross effective investment management fee rate was 0.998% of the Fund’s average daily net assets.

Under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,150
CDSC retained	$43

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2018, the Fund paid transfer agent fees of $82,009, of which $33,097 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	2,042,512	5,740,793	(6,010,510)	1,772,795	1,772,795	—	—	—

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% until February 28, 2019.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2018, there were no credits earned.

5.  Income Taxes

At April 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$79,816,115

Unrealized appreciation	$27,336,309
Unrealized depreciation	(6,062,431)
Net unrealized appreciation (depreciation)	$21,273,878

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2018, aggregated $16,360,747 and $22,686,215, respectively.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

6.  Investment Transactions (continued)

At April 30, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $1,772,795 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Upcoming Acquisitions/Reorganization

On December 7, 2017, the Board for the Fund approved a proposal to reorganize the Fund with and into Templeton Global Smaller Companies Fund (Surviving Fund). On May 11, 2018, shareholders of the Fund approved the proposal. Upon completion of the reorganization on June 1, 2018, assets in the Fund were transferred into the Surviving Fund.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2018, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at April 30, 2018, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $5,560,249 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of April 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:
Denmark	$—	$729,116	$—	$729,116
Indonesia	—	—	835,095	835,095
Philippines	—	545,034	—	545,034
South Korea	—	3,809,475	—	3,809,475
Thailand.	—	476,624	—	476,624
All Other Equity Investments[b]	88,921,854	—	—	88,921,854
Short Term Investments	1,772,795	4,000,000	—	5,772,795
Total Investments in Securities	$90,694,649	$9,560,249	$835,095	$101,089,993

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as management investment companies.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At April 30, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases (Sales)	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments: Indonesia	$1,057,885	$—	$—	$—	$—	$(222,790)	$835,095	$(222,790)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2018, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Indonesia[b]	$835,095	Option pricing model	Volatility	43.3%	Decrease[c]
			Expiration date	3/31/19	Decrease

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

cRepresents a significant impact to fair value but not net assets.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign Smaller Companies Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
EAFE	Europe, Australasia & Far East
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank

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TEMPLETON GLOBAL INVESTMENT TRUST

Special Meetings of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Investment Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Global Investment Trust and to vote to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Global Investment Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade; and (ii) sufficient votes were not received to pass the proposal to approve an amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	377,048,086	10,385,715
Ann Torre Bates	377,050,303	10,383,500
Mary C. Choksi	377,051,104	10,382,699
Edith E. Holiday	377,043,078	10,390,725
Gregory E. Johnson	377,072,684	10,361,119
Rupert H. Johnson, Jr.	377,077,137	10,356,666
J. Michael Luttig	377,087,793	10,346,010
David W. Niemiec	377,066,180	10,367,622
Larry D. Thompson	377,085,550	10,348,252
Constantine D. Tseretopoulos	377,094,478	10,339,323
Robert E. Wade	377,100,799	10,333,003

Total Trust Shares Outstanding*: 656,789,328

* As of the record date.

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TEMPLETON GLOBAL INVESTMENT TRUST

SPECIAL MEETINGS OF SHAREHOLDERS

Proposal 2.     To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	1,986,795
Against	74,985
Abstain	109,850
Broker Non-Votes	942,070
Total Fund Shares Voted	3,113,700
Total Fund Shares Outstanding*	5,197,664

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TEMPLETON GLOBAL INVESTMENT TRUST

SPECIAL MEETINGS OF SHAREHOLDERS

MEETING OF SHAREHOLDERS: MAY 11, 2018

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Foreign Smaller Companies Fund (the “Fund”), was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 11, 2018. The purpose of the meeting was to approve an Agreement and Plan of Reorganization between Templeton Global Investment Trust, on behalf of Templeton Foreign Smaller Companies Fund, and Templeton Global Smaller Companies Fund, that provides for: (i) the acquisition of substantially all of the assets of Templeton Foreign Smaller Companies Fund by Templeton Global Smaller Companies Fund in exchange solely for shares of Templeton Global Smaller Companies Fund; (ii) the distribution of such shares to the shareholders of Templeton Foreign Smaller Companies Fund; and (iii) the complete liquidation and dissolution of Templeton Foreign Smaller Companies Fund; and to transact such other business as may properly come before the meeting. The proposal was approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Special Meeting are as follows:

Proposal:	To approve and Agreement and Plan of Reorganization between Templeton Global Investment Trust, on behalf of
Templeton	Foreign Smaller Companies Fund, and Templeton Global Smaller Companies Fund:

	Shares Voted	% of Outstanding Shares	% of Shares present
For	1,964,380	39.76%	79.49%
Against	69,575	1.41%	2.82%
Abstain	437,151	8.85%	17.69%

The Proposal required the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy (a 1940 Act Majority Vote).

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Foreign Smaller Companies Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (TIC) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TIC and Franklin Templeton Investments Corp. (FTIC), an affiliate of TIC, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TIC and FTIC are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the management agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international small-/mid-cap core funds. The Board noted that the Fund’s annualized total return for the one-year period was above the median and in the first quintile (the best) of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board noted management’s explanation that the Performance Universe does not offer an apt comparison as the funds that comprise the Performance Universe can invest in securities of companies with market capitalizations in excess of $10 billion, whereas the Fund is limited to purchasing securities of companies with market capitalizations of $2 billion or less at the time of initial purchase. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s one-year, first quintile performance and that the Fund is expected to reorganize into the Templeton Global Smaller Companies Fund on or about June 1, 2018.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other international small-/mid-cap core funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were above the medians of its Expense Group. Acknowledging that the Fund is expected to reorganize into the Templeton Global Smaller Companies Fund on or about June 1, 2018, the Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that FTIC is paid out of the management fee TIC receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain

franklintempleton.com	Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

SHAREHOLDER INFORMATION

Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter Templeton Foreign Smaller Companies Fund
Investment Manager Templeton Investment Counsel, LLC

Subadvisor Franklin Templeton Investments Corp.

Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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191  S  06/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities

Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive

Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive

Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer—Finance and Administration Date June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer—Finance and Administration Date June 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis Chief Financial Officer and Chief Accounting Officer Date June 26, 2018